                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):   August 23, 2000



                            VERIZON NEW JERSEY INC.
             (Exact name of registrant as specified in its charter)


New Jersey                                        1-3488                      22-1151770
(State or other jurisdiction of incorporation)    (Commission File Number)    (I.R.S. Employer Identification No.)


540 Broad Street
Newark, New Jersey                                                            07101
(Address of principal executive offices)                                      (Zip Code)

     Registrant's telephone number, including area code:    (973) 649-9900


                                 Not applicable
         (Former name or former address, if changed since last report)

Item 5.  Other Events
         ------------

Attached as an Exhibit is a press release issued by Verizon Communications on August 23, 2000, announcing a tentative agreement on a new three-year contract with the Communications Workers of America in the Mid-Atlantic region. The proposed contract covers more than 35,000 employees in Delaware, Maryland, New Jersey, Pennsylvania, Virginia, West Virginia and Washington, D.C.



Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c) Exhibits

99  Press Release, dated August 23, 2000, issued by Verizon Communications.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            VERIZON NEW JERSEY INC.


                            By: /s/Edwin F. Hall
                                --------------------------------
                                Edwin F. Hall
                                Chief Financial Officer



Date:  August 28, 2000

                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number
------

99      Press Release, dated August 23, 2000, issued by Verizon Communications.